Exhibit 10.1

INDEMNIFICATION AGREEMENT

This INDEMNIFICATION AGREEMENT (this “Agreement”) is made and effective as of                     , between The We Company, a Delaware corporation (the “Company”), and                                  (“Indemnitee”).

WHEREAS, it is essential to the Company to retain and attract as directors, officers, employees and agents the most capable persons available, such as Indemnitee, to serve the Company;

WHEREAS, Indemnitee is one or more of a director, officer, employee or agent of the Company and/or serves at the request of the Company as one or more of a director, member, manager, officer, employee or agent of another entity or enterprise;

WHEREAS, both the Company and Indemnitee recognize the increased risk of litigation and other claims being asserted against directors, officers, employees and agents of public companies, in particular, in respect of the numerous jurisdictions in which the Company and its affiliates operate;

WHEREAS, the Board of Directors of the Company (the “Board of Directors”) has determined that the increased difficulty in attracting and retaining such persons is detrimental to the best interests of the Company’s stockholders and that the Company should act to assure such persons that there will be increased certainty of protection from such risk in the future;

WHEREAS, Indemnitee’s willingness to serve as one or more of a director, officer, employee or agent of the Company, or to serve at the request of the Company as one or more of a director, member, manager, officer, employee or agent of another entity or enterprise, is predicated, in substantial part, upon the Company’s willingness to indemnify him or her in accordance with the principles reflected above, to the fullest extent permitted by the laws of the state of Delaware, and upon the other undertakings set forth in this Agreement; and

WHEREAS, in recognition of Indemnitee’s need for substantial protection against personal liability in order to procure Indemnitee’s continued service as one or more of a director, officer, employee or agent of the Company, or on its behalf, and to enhance Indemnitee’s ability to serve the Company in an effective manner and Indemnitee’s reliance on the Company’s Amended and Restated Certificate of Incorporation (“Certificate of Incorporation”) and Amended and Restated Bylaws (“Bylaws”), and to provide Indemnitee with specific contractual assurance that the Company will be required to provide Indemnitee with indemnification, advancement, and other protections permitted by the Delaware General Corporation Law (the “DGCL”) and required by the Certificate of Incorporation and Bylaws (regardless of, among other things, any amendment to or revocation of the applicable provisions of the Certificate of Incorporation or Bylaws, any change in the composition of the Board of Directors, or any change of control or business combination transaction relating to the Company), the Company wishes to provide in this Agreement for the indemnification of and the advancing of Expenses (as defined below) to Indemnitee to the fullest extent (whether partial or complete) permitted by law and as set forth in this Agreement, and, to the extent insurance is maintained, for the continued coverage of Indemnitee under applicable insurance policies of the Company.

NOW, THEREFORE, in consideration of these premises and of Indemnitee’s continuing to serve the Company directly or on its behalf, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Certain Definitions:

(a) Change in Control: means the earliest to occur after the date of this Agreement of any of the following events: (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than (A) a trustee or other fiduciary holding securities under an employee benefit plan of the Company, (B) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, or (C) any current beneficial stockholder or group, as defined by Rule 13d-5 of the Exchange Act, including the heirs, assigns and successors thereof, of beneficial ownership, within the meaning of Rule 13d-3 of the Exchange Act, of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding Voting Securities, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding Voting Securities; (ii) during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board of Directors and (A) any new director whose election by the Board of Directors or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved or (B) any new director whose election was approved by any person or group, including the heirs, assigns and successors thereof, that holds at least fifty percent (50%) of the total combined voting power of the Company’s outstanding Voting Securities as of the date of this Agreement, cease for any reason to constitute a majority thereof; or (iii) the stockholders of the Company approve a merger, reorganization or consolidation of the Company with any other entity, other than a merger, reorganization or consolidation that would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, with the power to elect at least a majority of the board of directors or other governing body of such surviving entity, or the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of (in one transaction or a series of transactions) all or substantially all of the Company’s assets.

(b) Claim: means any threatened, asserted, pending, or completed civil, criminal, administrative, investigative claim, audit, demand, complaint, hearing or other action, suit, or proceeding of any kind whatsoever, including any arbitration or other alternative dispute resolution mechanism, or any appeal of any kind thereof, or any formal or informal examination, inspection, inquiry or investigation, whether instituted by the Company, any governmental agency, or any other party, including, without limitation, any federal, state or other governmental entity, and whether made pursuant to federal, state or other law, that Indemnitee reasonably determines in good faith might lead to the institution of any such claim, audit, demand, complaint, hearing or other action, suit, or proceeding, whether civil, criminal, administrative, investigative, or other, including any arbitration or other alternative dispute resolution mechanism.

(c) Exchange Act: means the Securities Exchange Act of 1934, as amended.

(d) ERISA: means the Employee Retirement Income Security Act of 1974, as amended.

(e) Expenses: means all reasonable out-of-pocket costs, expenses, fees and disbursements, including, without limitation, attorneys’ and other advisors’ fees, expenses and disbursements reasonably incurred (including, without limitation, experts’ fees, court costs, costs of appeal bonds, retainers, appeal bond premiums, transcript fees, duplicating, printing, and binding costs, as well as telecommunications, postage, and courier charges), paid or incurred by or on behalf of Indemnitee in connection with investigating, prosecuting, defending, being a witness in, or being made (or asked) to respond to discovery requests or other requests for information, or participating in (including on appeal), or preparing to investigate, prosecute, defend, be a witness in, make or respond to discovery requests or other requests for information, or participate in (including on appeal), any Claim relating to any Indemnifiable Event.

(f) Indemnifiable Amounts: means (i) any and all liabilities, Expenses, damages, judgments, fines, penalties, ERISA excise taxes, and amounts paid in settlement with the approval of the Company in accordance with Section 15(b) (including, without limitation, all interest, penalties, assessments, and other charges paid or payable in connection with or in respect of any of the foregoing) arising out of or resulting from any Claim relating to an Indemnifiable Event and (ii) any liability that an Indemnitee incurs as a result of acting on behalf of the Company (whether as a fiduciary or otherwise) in connection with the operation, administration, or maintenance of an employee benefit plan or any related trust or funding mechanism (whether such liability is in the form of an excise tax assessed by the United States Internal Revenue Service, a penalty assessed by the Department of Labor, restitution to such a plan or trust or other funding mechanism or to a participant or beneficiary of such plan, trust, or other funding mechanism, or otherwise).

(g) Indemnifiable Event: means any actual or asserted event or occurrence, whether occurring before, on, or after the date of this Agreement, related to the fact that Indemnitee is or was a director, officer, employee, agent or fiduciary of the Company, or is or was serving on behalf of the Company or at the request of the Company as a director, officer, employee, member, manager, partner, tax matter partner, trustee, agent, fiduciary, representative or similar capacity, of or at another company, corporation, limited liability company, partnership, joint venture, employee benefit plan, trust, or other entity or enterprise, or by reason of any act or omission by Indemnitee in any such capacity (in all cases regardless of whether or not Indemnitee is acting or serving in any such capacity or has such status at the time any Indemnifiable Amount is incurred for which indemnification, advancement or any other right can be provided by this Agreement). The term “Company,” where the context requires when used in this Agreement, shall be construed to include such other Persons for whom Indemnitee serves in any such capacity.

(h) Indemnitee-Related Entity: means any company, corporation, limited liability company, partnership, joint venture, employee benefit plan, trust or other entity or enterprise (other than the Company or any other company, corporation, limited liability company, partnership, joint venture, employee benefit plan, trust, or other entity or enterprise for which Indemnitee has agreed, on behalf of the Company or at the Company’s request, to serve as a director, officer, employee, member, manager, partner, tax matter partner, trustee, agent, fiduciary, representative or similar capacity, which service is covered by the indemnity described in this Agreement) from which an Indemnitee may be entitled to indemnification or advancement of Expenses with respect to which, in whole or in part, the Company may also have an indemnification or advancement obligation (other than as a result of obligations under an insurance policy).

(i) Independent Legal Counsel: means an attorney or firm of attorneys, selected pursuant to and in accordance with the provisions of Section 3, who is experienced in matters of corporate law and shall include any person who, under the applicable standards of professional conduct then prevailing, would not have a conflict of interest in representing either the Company or the Indemnitee in any action to determine the Indemnitee’s rights under this Agreement.

(j) Jointly Indemnifiable Claim: means any Claim for which Indemnitee may be entitled to indemnification from both an Indemnitee-Related Entity and the Company pursuant to applicable law, any indemnification agreement, or the certificate of incorporation, by-laws, partnership agreement, operating agreement, certificate of formation, certificate of limited partnership, or comparable organizational documents of the Company and an Indemnitee-Related Entity.

(k) Person: means any individual, corporation, firm, partnership, joint venture, limited liability company, estate, trust, association, organization, or any other legal entity or tenancy.

(l) Reviewing Party: means (i) the Board of Directors (or a duly appointed and authorized committee thereof), acting by a majority of members of the Board of Directors who are not a party to, or otherwise involved in, the Claim for which Indemnitee is seeking indemnification or (ii) if requested by the Indemnitee pursuant to Section 2(g), Independent Legal Counsel.

(m) Voting Securities: means any securities of the Company that vote in the election of directors.

2. Basic Indemnification Arrangement; Advancement of Expenses.

(a) In the event that Indemnitee was, is or becomes subject to, a party to or witness or other participant in, or is threatened to be made subject to, a party to or witness or other participant in, a Claim by reason of (or arising in whole or in part out of or related to) an Indemnifiable Event, the Company shall indemnify Indemnitee, or cause Indemnitee to be indemnified, to the fullest extent permitted by Delaware law in effect on the date hereof and as amended from time to time; provided, however, that no change in Delaware law shall have the effect of reducing the benefits available to Indemnitee hereunder based on Delaware law as in effect on the date hereof or as such benefits may improve as a result of any amendments after the date hereof. The rights of

Indemnitee provided in this Section 2 shall include, without limitation, the rights set forth in the other sections of this Agreement. Payments of Indemnifiable Amounts shall be made as soon as practicable but in any event no later than thirty (30) days after written demand is delivered to the Company.

(b) Indemnitee shall have the right to advancement by the Company prior to the final disposition of any Indemnifiable Event of any and all Expenses relating to any Indemnifiable Claim paid or incurred by Indemnitee (in advance or arrears) (“Expense Advance”). Indemnitee’s right to such advancement is not subject to the satisfaction of any standard of conduct and is not conditioned upon any prior determination that Indemnitee is entitled to indemnification under this Agreement with respect to the Indemnifiable Claim. Without limiting the generality or effect of the foregoing, Indemnitee shall submit to the Company a written request therefor, including a brief description (based upon information then available to Indemnitee) of such Indemnifiable Event for which advancement is sought and the Expenses to be advanced, along with applicable receipts or invoices. The failure by Indemnitee to timely notify the Company hereunder shall not relieve the Company from any liability hereunder except to the extent that the Company’s ability to participate in the defense of such claim was materially and adversely affected by such failure. Within five (5) business days immediately following any request by Indemnitee, and provided the Company does not dispute, in good faith, all or any portion of such Expenses, the Company shall, in accordance with such request, (i) pay such Expenses on behalf of Indemnitee, (ii) advance to Indemnitee funds in an amount sufficient to pay such Expenses, or (iii) reimburse Indemnitee for such Expenses; provided that Indemnitee shall repay, without interest, any amounts actually advanced to Indemnitee that, at the final disposition of the Indemnifiable Event to which the advance related, were in excess of amounts paid or payable by Indemnitee in respect of Expenses relating to such Indemnifiable Event. In connection with any such payment, advancement or reimbursement, Indemnitee shall, at the request of the Company, execute and deliver to the Company an undertaking, which need not be secured and shall be accepted without reference to Indemnitee’s ability to repay the Expenses, by or on behalf of the Indemnitee, to repay any Expenses paid, advanced or reimbursed by the Company if, following the final disposition of such Claim, Indemnitee shall have been finally determined not to be entitled to indemnification hereunder.

(c) Notwithstanding anything in this Agreement to the contrary, Indemnitee shall not be entitled to indemnification or advancement of Expenses pursuant to this Agreement in connection with (i) any Claim initiated by Indemnitee unless (x) the Company has joined in, or the Board of Directors (or a duly appointed committee thereof) has authorized or consented to, the initiation of such Claim or (y) the Claim is one to enforce Indemnitee’s rights under this Agreement; (ii) an accounting of profits made from the purchase and sale (or sale and purchase) by Indemnitee of securities of the Company within the meaning of Section 16(b) of the Exchange Act or any similar successor statute or any similar provisions of state statutory law or common law; or (iii) any reimbursement of the Company by Indemnitee of any bonus or other incentive-based or equity-based compensation or of any profits realized by Indemnitee from the sale of securities of the Company, as required in each case under the Exchange Act.

(d) Notwithstanding the foregoing, (i) the obligations of the Company to indemnify Indemnitee under Section 2(a) shall be subject to the condition that the Reviewing Party shall not have reasonably determined in good faith (in a written opinion, in any case in which the Independent Legal Counsel referred to in Section 3 is involved) that Indemnitee would not be permitted to be indemnified under applicable law and (ii) the obligation of the Company to make an Expense Advance pursuant to Section 2(b) shall be subject to the condition that, if, when, and to the extent that the Reviewing Party reasonably determines in good faith that Indemnitee would not be permitted to be so indemnified under applicable law, the Company shall be entitled to be reimbursed by Indemnitee (who by execution of this Agreement hereby agrees to reimburse the Company) for all such amounts theretofore paid; provided, however, that, if Indemnitee has commenced or thereafter commences legal proceedings in a court of competent jurisdiction to secure a determination that Indemnitee is entitled to be indemnified under this Agreement, any determination made by the Reviewing Party that Indemnitee would not be permitted to be indemnified under this Agreement shall not be binding or enforceable and Indemnitee shall not be required to reimburse the Company for any Expense Advance except to the extent set forth in a final judicial determination is made with respect thereto by a court of competent jurisdiction (as to which all rights of appeal therefrom have been exhausted or lapsed, it being acknowledged and agreed that the cost of the proceeding is an Indemnifiable Expense unless Indemnitee shall have been finally determined not to be entitled to indemnification hereunder). If there has not been a Change in Control, the Reviewing Party shall be selected by the Board of Directors, and if there has been a Change in Control (other than a Change in Control that has been approved by a majority of the members of the Board of Directors who were directors immediately prior to such Change in Control), the Reviewing Party shall be the Independent Legal Counsel referred to in Section 3.

(e) If the Reviewing Party has not made a determination regarding Indemnitee’s entitlement to indemnification within forty-five (45) days of the Company’s receipt of written demand for indemnification, the requisite determination of entitlement to indemnification shall be deemed to have been made and Indemnitee shall be entitled to indemnification, absent: (i) a material misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee’s statement not materially misleading, in connection with the request for indemnification or (ii) a prohibition of such indemnification under applicable law. Such right to indemnification shall be enforceable by Indemnitee in any court of competent jurisdiction; provided, however, that such forty-five (45) day period may be extended for a reasonable time, not to exceed an additional thirty (30) days, if the Reviewing Party in good faith requires such additional time to obtain or evaluate documentation and/or information relating thereto. Indemnitee shall reasonably cooperate with the Reviewing Party, including providing any documentation or information that is not privileged or otherwise protected from disclosure and which is reasonably available to Indemnitee and reasonably necessary to such determination.

(f) In the event that the Reviewing Party determines that Indemnitee is not permitted to be indemnified in whole or in part, Indemnitee shall have the right to commence litigation challenging such determination in any court in the State of Delaware having subject matter jurisdiction thereof and in which venue is proper seeking a determination by the court or challenging any such determination by the Reviewing Party or any aspect thereof, including, without limitation, the legal or factual bases therefor, and the Company hereby consents to service of process and to appear in any such proceeding, and it is acknowledged and agreed that the cost of such proceeding is an Indemnifiable Expense unless Indemnitee shall have been finally determined not to be entitled to indemnification hereunder. Any determination by the Reviewing Party otherwise shall be conclusive and binding on the Company and Indemnitee.

(g) Indemnitee’s Right to Require Independent Legal Counsel. If Indemnitee shall request indemnification or an Expense Advance under this Agreement, then Indemnitee shall have the right to require that all determinations with respect thereto, including whether Indemnitee is entitled to indemnification under this Agreement, be made by Independent Legal Counsel, which shall render its written opinion to Indemnitee and the Company as to whether and to what extent the Indemnitee is entitled to indemnification hereunder. The Company agrees to pay all fees and disbursements of such Independent Legal Counsel in connection with the foregoing.

3. Change in Control. The Company agrees that, if there is a Change in Control of the Company (other than a Change in Control that has been approved by a majority of the Board of Directors who were directors immediately prior to such Change in Control), then with respect to all matters thereafter arising concerning the rights of Indemnitee to indemnity payments and Expense Advances under this Agreement or under any provision of the Certificate of Incorporation or Bylaws now or hereafter in effect relating to Claims for Indemnifiable Events, the Company shall seek legal advice only from Independent Legal Counsel selected by Indemnitee and approved by the Company (which approval shall not be unreasonably withheld, conditioned or delayed). Such counsel, among other things, shall render its written opinion to the Company and Indemnitee as to whether and to what extent the Indemnitee would be permitted to be indemnified under applicable law. The Company agrees to pay the reasonable fees of the Independent Legal Counsel referred to above and to indemnify fully such counsel against any and all expenses (including attorneys’ fees), claims, liabilities, and damages arising out of or relating to this Agreement or its engagement pursuant hereto.

4. Indemnification for Additional Expenses. The Company shall indemnify, or cause the indemnification of, Indemnitee against any and all Expenses and, if requested by Indemnitee, shall advance such Expenses to Indemnitee, subject to and in accordance with Section 2, which are incurred by Indemnitee in connection with any action brought by Indemnitee for (a) indemnification or an Expense Advance by the Company under this Agreement or any other agreement or provision of the Certificate of Incorporation or Bylaws now or hereafter in effect relating to Claims for Indemnifiable Events and (b) recovery under any directors’ and officers’ liability insurance policies maintained by the Company, regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification, Expense Advance, or insurance recovery, as the case may be.

5. Partial Indemnity, Etc. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the Expenses or other Indemnifiable Amounts in respect of a Claim but not for the entire amount thereof, the Company shall be required to indemnify Indemnitee for the portion thereof to which Indemnitee is entitled. Moreover, notwithstanding any other provision of this Agreement, to the extent that Indemnitee has been successful on the merits or otherwise in defense of any or all Claims relating in whole or in part to an Indemnifiable Event or in defense of any issue or matter therein, including dismissal without prejudice, Indemnitee shall be indemnified against all Expenses incurred in connection therewith.

6. Burden of Proof. In connection with any determination by the Reviewing Party or otherwise as to whether Indemnitee is entitled to be indemnified hereunder, the burden of proof shall be on the Company (or its representative) to establish that Indemnitee is not so entitled.

7. Reliance as Safe Harbor. For purposes of this Agreement, Indemnitee shall be deemed to have acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company if Indemnitee’s actions or omissions to act are taken in good faith reliance upon the books and records of the Company, including its financial records, or upon information, opinions, reports, or statements furnished to Indemnitee by Indemnitee’s attorneys, accountants, financial and other advisers/consultants or by the officers or employees of the Company or any of its subsidiaries in the course of their duties, or by the Board of Directors or committees of the Board of Directors, or by any other Person (including legal counsel, accountants, and financial advisors) as to matters Indemnitee reasonably believed were within such other Person’s professional or expert competence and who had been selected with reasonable care by or on behalf of the Company. In addition, the knowledge and actions, or failures to act, of any other director, officer, employee or agent of the Company shall not be imputed to Indemnitee for purposes of determining the right to indemnity hereunder.

8. No Other Presumptions. For purposes of this Agreement, the termination of any Claim by judgment, order, settlement (whether with or without court approval), or conviction, or upon a plea of nolo contendere or its equivalent, shall not create a presumption that Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law. In addition, neither the failure of the Reviewing Party to have made a determination as to whether Indemnitee has met any particular standard of conduct or had any particular belief, nor an actual determination by the Reviewing Party that Indemnitee has not met such standard of conduct or did not have such belief, prior to the commencement of legal proceedings by Indemnitee to secure a judicial determination that Indemnitee should be indemnified under applicable law shall be a defense to Indemnitee’s claim or create a presumption that Indemnitee has not met any particular standard of conduct or did not have any particular belief.

9. Nonexclusivity, Etc. The rights of Indemnitee hereunder shall be in addition to any other rights Indemnitee may have under the Certificate of Incorporation, the Bylaws, the DGCL, or otherwise, and shall not be deemed to be a substitute therefore, nor diminish or abrogate any rights of Indemnitee thereunder. To the extent that a change in the DGCL (whether by statute or judicial decision) permits greater indemnification by agreement than would be afforded currently under the Certificate of Incorporation, the Bylaws or this Agreement, it is the intent of the parties hereto that Indemnitee shall be entitled by this Agreement to the greater benefits so afforded by such change. To the extent that there is a conflict or inconsistency between the terms of this Agreement and the Certificate of Incorporation or Bylaws, it is the intent of the parties hereto that Indemnitee shall be entitled to the greatest benefits and rights to which he or she is entitled under any or a combination of this Agreement, the Certificate of Incorporation or Bylaws. No amendment or alteration of the Certificate of Incorporation or Bylaws or any other agreement shall adversely affect the rights provided to Indemnitee under this Agreement.

10. Liability Insurance. To the extent the Company maintains an insurance policy or policies providing liability insurance, the Company shall cause Indemnitee to be covered by such policy or policies, to the extent permitted by law and the applicable insurance provider, in accordance with its or their terms, to the maximum extent of the coverage available for any Company director, officer, employee or agent.

11. Amendments, Etc. No supplement, modification, or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver.

12. Subrogation. Subject to Section 14, in the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

13. No Duplication of Payments. Subject to Section 14, the Company shall not be liable under this Agreement to make any payment in connection with any Claim made against Indemnitee to the extent Indemnitee has otherwise actually received payment (under any insurance policy or any provision of the Certificate of Incorporation or Bylaws or otherwise) of the amounts otherwise indemnifiable hereunder.

14. Jointly Indemnifiable Claims. Given that certain Jointly Indemnifiable Claims may arise as a result of the relationship between the Indemnitee-Related Entities and the Company and the service of Indemnitee as a director or officer of the Company at the request of the Indemnitee-Related Entities, the Company acknowledges and agrees that the Company shall be fully and primarily responsible for the payment to Indemnitee in respect of indemnification and advancement of expenses in connection with any such Jointly Indemnifiable Claim, pursuant to and in accordance with the terms of this Agreement, irrespective of any right of recovery Indemnitee may have from the Indemnitee-Related Entities. Under no circumstance shall the Company be entitled to any right of subrogation or contribution by the Indemnitee-Related Entities, and no right of recovery Indemnitee may have from the Indemnitee-Related Entities shall reduce or otherwise alter the rights of Indemnitee or the obligations of the Company hereunder. In the event that any of the Indemnitee-Related Entities shall make any payment to Indemnitee in respect of indemnification or advancement of expenses with respect to any Jointly Indemnifiable Claim, the Indemnitee-Related Entity making such payment shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee against the Company, and Indemnitee shall execute all papers reasonably required and shall do all things that may be reasonably necessary to secure such rights, including the execution of such documents as may be necessary to enable the Indemnitee-Related Entities effectively to bring suit to enforce such rights. Each of the Indemnitee-Related Entities shall be third-party beneficiaries with respect to this Section 14, entitled to enforce this Section 14 against the Company as though each such Indemnitee-Related Entity were a party to this Agreement.

15. Notification and Defense of Claims.

(a) Indemnitee shall promptly notify the Company in writing of any Claim that could relate to an Indemnifiable Event or for which Indemnitee could seek indemnification or Expense Advances, including a brief description (based upon information then available to Indemnitee) of the nature of, and the facts underlying, such Claim. The failure by Indemnitee to timely notify the Company hereunder shall not relieve the Company from any liability hereunder except to the extent the Company’s ability to participate in the defense of such claim was materially and adversely affected by such failure.

(b) The Company shall be entitled to participate in the defense of any Claim relating to an Indemnifiable Event or to assume the defense thereof, with counsel reasonably satisfactory to Indemnitee; provided that, if Indemnitee believes, after consultation with counsel, that (i) the use of counsel chosen by the Company to represent Indemnitee would present such counsel with an actual or potential conflict of interest, (ii) the named parties in any such Claim (including any impleaded parties) include the Company or any subsidiary of the Company, on the one hand, and Indemnitee, on the other hand, and Indemnitee concludes, after consultation with counsel, that there may be one or more legal defenses available to him or her that are different from or in addition to those available to the Company or any subsidiary of the Company, (iii) Indemnitee may be subject to criminal liability or that injunctive relief may be available or (iv) any such representation by such counsel would be precluded under the applicable standards of professional conduct then prevailing, then Indemnitee shall be entitled to retain separate counsel (but not more than one law firm, plus, if applicable, local counsel in respect of any particular Claim) at the Company’s expense. The Company shall not be liable to Indemnitee under this Agreement for any amounts paid in settlement of any Claim relating to an Indemnifiable Event effected without the Company’s prior written consent, such consent not to be unreasonably withheld, conditioned or delayed. The Company shall not, without the prior written consent of Indemnitee, effect any settlement of any Claim relating to an Indemnifiable Event to which Indemnitee is a party except to the extent that such settlement involves solely the payment of money to be paid by the Company and includes a complete and unconditional release of Indemnitee from all liability on all claims that are, or relate to or arise from, the subject matter of such Claim. Indemnitee shall not unreasonably withhold, condition, or delay its, his or her consent to any proposed settlement; provided that Indemnitee may withhold consent to any settlement that does not provide a complete and unconditional release of Indemnitee or that includes an admission of wrongdoing or injunctive relief.

16. Binding Effect, Etc. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors, assigns (including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business or assets of the Company), spouses, heirs, executors, and personal and legal representatives. This Agreement shall continue in effect regardless of whether Indemnitee continues to serve as one or more of a director, officer, employee or agent of the Company or as one or more of a director, member, manager, officer, employee or agent of another entity or enterprise at the Company’s request.

17. Severability. The provisions of this Agreement shall be severable in the event that any of the provisions hereof (including any provision within a single section, paragraph or sentence) are held by a court of competent jurisdiction to be invalid, illegal, void, or otherwise unenforceable in any respect, and the validity and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired and shall remain enforceable to the fullest extent permitted by law.

18. Notices. All notices, requests, consents, and other communications hereunder to any party shall be deemed to be sufficient if contained in a written document delivered in person or sent by facsimile, e-mail or other electronic transmission, nationally recognized overnight courier, or personal delivery, addressed to such party at the address set forth below or such other address as may hereafter be designated on the signature pages of this Agreement or in writing by such party to the other party:

(a) If to the Company, to:

Facsimile:

E-mail:

Attn:

(b) If to Indemnitee, to the address set forth on the signature page hereof.

All such notices, requests, consents, and other communications shall be deemed to have been given or made if and when received (including by overnight courier) by the parties at the above addresses, sent by electronic transmission (including e-mail) to the e-mail addresses specified above (or at such other address or e-mail address for a party as shall be specified by like notice). Any notice delivered by any party hereto to any other party hereto shall also be delivered to each other party hereto simultaneously with delivery to the first party receiving such notice.

19. Headings. The headings of the sections and paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction or interpretation thereof.

20. Counterparts. This Agreement may be executed in counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same agreement. Only one such counterpart signed by the party against whom enforceability is sought need be produced to evidence the existence of this Agreement.

21. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in such state without giving effect to the principles of conflicts of laws.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement this          day of                     ,         .

THE WE COMPANY

By

Name:
Title:

12